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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 29, 2002 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-31556, No. 33-69840, No. 33-56693, No. 333-34249, No. 333-47729, No. 333-62629, No.
333-76633, No. 333-76635, No. 333-80091, No. 333-40734 and No. 333-65912.



ARTHUR ANDERSEN LLP

Houston, Texas
March 18, 2002